UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07059

T. Rowe Price Blue Chip Growth Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2015

Item 1. Report to Shareholders

Blue Chip Growth Fund	June 30, 2015

The views and opinions in this report were current as of June 30, 2015. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Stocks generated modest gains in the first half of 2015, with growth stocks performing better than value stocks. Our results in the last six months exceeded the relevant benchmarks by solid margins. Several large holdings in the health care and consumer discretionary areas were the primary performance drivers, but some holdings in the information technology, industrials and business services, and materials sectors were also meaningful contributors.

PERFORMANCE REVIEW

The Blue Chip Growth Fund returned 6.48% for the six months ended June 30, 2015, outperforming the benchmark S&P 500 Index; the Lipper peer group index; and our style-specific yardstick, the Russell 1000 Growth Index. The portfolio’s strong performance was largely driven by stock selection in the consumer discretionary and health care sectors and, to a lesser extent, overweight allocations to them. However, our relative results were crimped by stock selection in the industrials and business services and financials sectors. (Results for the Advisor and R Class shares were slightly lower, reflecting their different fee structures, cash flows, and other factors.)

Your fund has also performed well over the long term. As shown in the Growth of $10,000 chart on page 15, the fund outpaced the S&P 500 Index by a significant margin for the 10-year period ended June 30, 2015. Your fund also continued to compare very favorably with its competitors. Lipper ranked the Blue Chip Growth Fund in the top decile of its large-cap growth funds universe for the three- and five-year periods and in the top quintile for the 10-year period ended June 30, 2015. (Based on cumulative total return, Lipper ranked the Blue Chip Growth Fund 146 of 699, 49 of 630, 22 of 543, and 52 of 396 funds in the large-cap growth funds universe for the 1-, 3-, 5-, and 10-year periods ended June 30, 2015, respectively. Past performance cannot guarantee future results.)

Despite recent stock market gains, the investing environment continued to be marked by considerable uncertainty, punctuated most recently by the worsening Greek debt crisis and tremendous volatility in China’s stock market. However, other challenges include a sharp decline in oil and other commodity prices, which has helped consumers but created some stress for energy-producing regions. While U.S. retail and auto sales have been strong, manufacturing activity and the demand for durable goods has been inconsistent. Poor late-winter weather was also a drag on first-quarter U.S. gross domestic product (GDP) growth.

Job growth has been solid but not as strong as some had hoped, with the most recent monthly nonfarm job totals running just above 200,000. While the latest employment report indicated that unemployment had declined to 5.3%, the labor force participation rate remained at very depressed levels, and average hourly earnings grew at a subdued rate of approximately 2%. The U.S. economy is on sounder footing than many other developed markets, including most European nations. Although Europe appeared to be showing broad improvement, the Greek debt crisis could thwart progress. Additionally, a sharp decline in Chinese stocks could dampen growth in that important economy. Brazil and other resource-based economies, including several key emerging market economies, are experiencing moderating or inconsistent growth.

Recent economic data show some improvement in the U.S. since the lackluster first quarter, and the Federal Reserve will probably begin to increase rates later in 2015. A moderate rise in interest rates is not necessarily a negative for stock performance, especially if accompanied by continued improvement in economic growth and corporate profits. The sharp decline in energy prices should also result in greater disposable income for consumers and businesses but could dampen growth in certain regions that depend on energy exploration and production.

While we continue to believe that there is an unusual amount of uncertainty in the current environment, there are reasons to be constructive and even optimistic. There are unmistakable signs of improvement in various sectors of the U.S. economy. We would emphasize that overall stock market valuations have moved up substantially and that some stocks seem excessively priced. This is perhaps the greatest impediment to further stock gains. However, recent declines in selected stocks, subdued interest rates, and improving corporate profits could offset various risks and drive continued positive stock performance.

MARKET ENVIRONMENT

The U.S. economy has shown improvement in housing, auto, and retail sales—evidence of a recovery that appears to be sustainable. Although job creation has also shown notable improvement, the labor force participation rate of 62.6% in June is near an all-time low, and the growth in average hourly earnings has been tepid. However, there has been stronger wage growth in certain industries, and there are enough signs of economic improvement and nascent inflation that the Fed will probably increase rates in September. As noted previously, we view the prospect of the Fed possibly increasing rates in 2015 as a favorable indicator that the U.S. economic recovery is on a more solid footing.

The debt crisis in Greece worsened during the period. The latest developments suggest that Greece will retain membership in the European Union (EU) but will have to implement new austerity measures. While Greece represents only about 2% of the EU’s GDP, there is significant dislocation in its economy, which could disrupt or dampen growth throughout Europe to a degree. China and Brazil have experienced slowing growth, which is having a noteworthy effect on the global economy given their size.

Unfortunately, geopolitical risks are probably as great as we have seen in the last few decades. Egypt; Syria; Turkey; and countries in the Western Hemisphere, such as Brazil, have experienced a notable amount of internal strife. There have been a number of terrorist actions in the last several months, including recent tragic mass murders in several developed countries.

While recognizing the many challenges facing investors, we want to be clear that there are several powerful positives and also solid potential rewards in many stocks. Strong revenue growth, improved efficiency and margins, and ultimately robust corporate earnings are being generated despite capital expenditures that remain subdued. As overall demand improves, corporate earnings could be quite vibrant. Many companies have free cash flow yields approaching 10%, which is very favorable relative to the yield on 10-year Treasury notes. Companies are also repurchasing their shares consistently, leading to a rare decline in the net overall amount of shares outstanding. However, some stocks have performed well, and we want to be clear that the opportunity for continued gains is less substantial for selected stocks and the overall market at current price levels.

PORTFOLIO REVIEW

Although we had some large detractors in the health care, consumer discretionary, and information technology sectors, our holdings in these areas, overall, performed well and produced a substantial amount of the gains we generated in the last six months.

Health care was the largest contributor to the fund’s results. Pharmacyclics was among our best performers for the six-month period. The rapidly growing biotechnology company developed Imbruvica, a drug that is effective against many forms of cancer with a favorable side-effect profile. The drug is growing on a trajectory that should lead to billions of dollars in sales. The company has been a solid long-term performer in the portfolio and was subsequently acquired by AbbVie at a significant premium. Gilead Sciences, another longtime holding, continued to generate strong earnings and was again among our top contributors. Its stock has been driven by increasingly favorable sales of several therapeutics that appear to eradicate hepatitis C. There has been controversy resulting from the pricing of these products and, recently, one competing product was given preferred status by a leading pharmacy benefit manager. However, Gilead’s product then was given preferred status by CVS Caremark. Discounting of these products will continue but perhaps not at levels that are substantially different than managements’ or investors’ expectations. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Biogen was also a top performer, as its drugs for the treatment of multiple sclerosis continued to generate strong revenues. Biogen also has a compound in development that appears to show promise in treating Alzheimer’s disease. Celgene, another longtime holding, was buoyed by favorable results for several key products, including Revlimid for several blood-borne cancers; Abraxane for solid tumors; and apremilast, now known as Otezla, a remedy for psoriasis and psoriatic arthritis. The company also has an innovative product that appears to be an effective treatment for Crohn’s disease, a debilitating gastrointestinal ailment. Regeneron Pharmaceuticals has a promising pipeline of new products, including Praluent (alirocumab), a powerful reducer of low-density lipids, which is commonly known as “bad” cholesterol, and dupilumab for the treatment of asthma and atopic dermatitis. The stock has been a standout performer for several years.

Valeant Pharmaceuticals International was a top first-half performer. The company has grown through acquisitions, but its management team has demonstrated skill in integrating acquired companies. Its acquisition of Bausch + Lomb has proven to be particularly accretive to earnings. Valeant’s organic growth rate for its multitude of businesses has been quite strong. McKesson, the leading U.S. drug distribution company, recently acquired Celesio, a large European medical distribution company, and has continued to perform well. While the depreciation of certain foreign currencies and some challenges in implementing restructuring actions in Europe has crimped recent earnings, management remains constructive on its growth prospects. Allergan has been a portfolio holding for several years. Its strong positions in ophthalmology and dermatology have produced above-average growth and attracted several suitors, including Actavis, which recently acquired the company in a cash and stock deal. Actavis also has an attractive product portfolio and growth record. The combined company has now adopted the Allergan name, and it is one of the more reasonably valued health care stocks in our portfolio. Leading health maintenance organization UnitedHealth Group also produced solid gains. Its Optima information services subsidiary and core health insurance operation are generating solid earnings and free cash flow growth.

In the consumer discretionary area, Amazon.com, our largest holding, was the top performance contributor in the first half of 2015 by a large margin. The company is investing heavily in a number of areas, and its profitability has been lackluster. Fortunately, its third-party sales and Amazon Web Services (AWS, which provides cloud processing services for other companies) generate above-average profit margins. These businesses have grown rapidly and have propelled a meaningful recovery in gross margin. The company also recently provided greater disclosure for AWS, demonstrating that this business is far more profitable than many had expected. Netflix, also a top performer, continued to grow its domestic and international subscriber base at a rapid pace. The company’s strategy of providing more original content appears to be driving new subscriber growth while also limiting subscriber turnover. The company’s $8.99 monthly service fee is viewed as a solid value by many consumers. Starbucks continued to be a strong performer as its La Boulange food offerings, fruit juices, and teas appear to be gaining traction. It also opened Reserve Roastery & Tasting Room, which offers premium coffee blends and a tasting room experience that seems to resonate with coffee aficionados. O’Reilly Automotive, a high-quality auto parts retailer with a reputation for outstanding service, generated strong revenue and earnings growth and solid stock performance. It also has been repurchasing large amounts of stock, which benefits earnings per share results. Several other consumer discretionary stocks produced strong gains, including Walt Disney; Home Depot; and Hanesbrands, a leading producer of inner wear and sports apparel, including its well-known Champion Sports brand.

In information technology, Tencent Holdings was among our largest contributors for the past six months. It has generated solid gains for your fund for a number of years. This leading Chinese online gaming, instant messaging, and social networking services provider continued to expand into mobile, commerce, and advertising. Salesforce.com also performed well. It is the leading provider of cloud-based software and services with operations that support sales, services, marketing, and analytics activities. Apple also contributed to returns as its iPhone 6 and other new product innovations, such as Apple Pay and the Apple Watch, drove renewed investor interest. It appears that the iPhone 6 is selling briskly and Apple has ambitious growth plans for the next-generation iPhone, but the new Apple Watch does not appear to be selling as well as some had hoped. Our position in Apple is below the weighting in our benchmark, which limited the benefit derived from the stock’s solid performance. Facebook shares gained as investors began to appreciate how well the company’s advertising products and video strategy are being received. Its investment in WhatsApp and Messenger also provide solid positioning in the messaging market, which seems to be growing in popularity. Red Hat, the leader in open-source Linux-based software for enterprise computing, was a strong performer. Our longtime holding in Fiserv, a leader in processing solutions for businesses and banks, also generated solid gains. MasterCard and Visa are large portfolio holdings that produced meaningful performance contributions.

Wynn Resorts was the largest first-half detractor. We badly underestimated the degree to which gaming companies would be affected by the Chinese government’s campaign on corruption. Travel restrictions, smoking bans, a reduction in the amount of gaming tables allowed in casinos, and concern that China’s economy is experiencing further slowing all represent challenges for growth. Revenues have declined by approximately 40% in certain important gaming locations in Macau, and this has hurt the performance of most gaming stocks. We are not convinced the challenges will dissipate soon and reduced our position in Wynn and other gaming stocks.

Our airline holdings, especially American Airlines and United Continental, performed poorly as investors feared that the companies were becoming less disciplined about limiting capacity additions and maintaining strong pricing. Foreign airlines have increased their presence in several markets, and there has been greater competition and pricing erosion in a few U.S. markets. Additionally, the U.S. Justice Department recently initiated an investigation into possible price collusion in the industry. Because of our concerns about all of these factors, we trimmed a meaningful portion of our airline exposure. However, in our view, these companies are again becoming more disciplined in managing capacity. We also believe that these stocks represent a favorable risk/reward trade-off at current prices, and we have started to modestly add back to these positions.

Our other major detractors came from several sectors. Precision Castparts has produced inconsistent or disappointing results for several quarters due to destocking by key customers including Rolls-Royce and Boeing. We have become somewhat skeptical about the growth prospects for Precision Castparts and reduced our position size before the stock declined at the end of the period. Priceline also reported disappointing results as currency exchange pressure and some slowing in its international bookings resulted in guidance that was considered lackluster. The company has a reputation of delivering conservative guidance, which was issued when concerns regarding Ebola were possibly influencing managements’ and investors’ views. However, there is probably some slowing in Priceline’s business. As a result, we trimmed this position. We still hold a large position because the valuation is undemanding and our analyst (who has an outstanding record in the area and on this stock in particular) has strong conviction. Alibaba Group and Baidu were also poor performers. Aggressive investment spending, increased competition in China, and substantial volatility in the Chinese stock market all had a role in the disappointing performance of these stocks. However, both companies are experiencing strong revenue growth, are generating solid profitability, and are reasonably valued relative to their growth prospects, in our view.

STRATEGY: MAJOR PURCHASES AND SALES

Additions to existing holdings such as Microsoft, Apple, UnitedHealth Group, Anthem, Allergan, Valeant, Alexion Pharmaceuticals, and Shire were significant enough to be included in our largest purchases for the past six months, as shown in the Major Portfolio Changes table on page 14. The only new position that was large enough to be included in the top 10 purchases was Bristol-Myers Squibb, a leading pharmaceutical company. The company has developed several powerful cancer products, with the most promising belonging to a family called PD-1 inhibitors. These products appear be effective in controlling and even reducing or destroying tumors. Bristol’s lead product nivolumab, sold under the Opdivo label, is projected to be one of the largest-selling oncology drugs over the next decade.

Three eliminations were large enough to be included in the top 10 sales for the first half of 2015. One of the eliminations involved a company that was acquired. As noted earlier in this letter, Pharmacyclics was acquired by AbbVie. We eliminated Twitter due to the concern that management was not executing the strategy needed for the company to drive user growth and improve monetization and profitability. We feel the company has promise, but we have been monitoring several of the new product enhancements launched in the last year, and they were not meeting our projections. The company has produced inconsistent results, and its CEO resigned after we eliminated our position. We eliminated our longtime holding in American Express due to increased regulatory and competitive concerns that had pressured the company’s merchant discount fees, profitability, and growth. We had reduced the position over the past year and sold the last of our position when these concerns worsened and quarterly profits decelerated meaningfully.

OUTLOOK

Unfortunately, the resolution of certain risks is now being replaced by a new set of challenges. Although this is the nature of investing, it is true that there is a significant level of uncertainty regarding the growth trajectory in China, the status of Greece in the EU, and threats to global stability from terrorist organizations and nations that support them. It is also true that stocks have appreciated substantially and valuations of selected stocks are no longer attractive, in our view. The sharp gains experienced by some stocks and their fuller valuations are perhaps the greatest risk faced by investors and the most significant impediment to additional strong returns.

Although recent employment reports have generally been encouraging, slow economic growth, a relatively high level of unemployment in Europe, and lackluster income growth in many developed countries represent key concerns. Regrettably, growth has slowed in several emerging economies, and the recent slowing in China and, particularly, Brazil are noteworthy given their size and importance in the global growth equation. While we have seen improvement in budget deficits and growth in Europe and the U.S., structural reform and spending reductions are almost certainly necessary. In addition to these fiscal actions, central banks will ultimately tighten the very accommodative monetary policies they are currently pursuing.

We would also acknowledge that policymaking to address all of these situations is complex, risky, and unlikely to yield results that are unequivocally favorable. Said another way, all of the solutions have costs and, perhaps, unintended consequences. One unintended and undesirable side effect could be a sharp or persistent rise in inflation. However, we must acknowledge that current gold and energy prices would support the view that inflation is not a major problem at this juncture. There are other complicating factors that may weigh on markets for some time. Unrest in the Middle East could affect general global stability, and we have also taken note of the major protests that have occurred in Brazil. Terrorist acts, including cyberattacks, represent potential challenges for financial markets. A possible downgrade of U.S. debt, instability in the dollar or other major currencies, and a sharp increase in interest rates constitute threats that must be carefully monitored. For these reasons (and several others), we regard the current environment as having more complexity and risk than is typical.

On balance, however, we continue to be constructive on the performance of stocks. While the challenges we have outlined will certainly require time to resolve and will test the patience of policymakers and investors, corporate earnings at selected companies could continue to impress, interest rates and inflation should remain at acceptable levels, and the valuations for many high-quality companies appear reasonable.

Despite the uncertainty surrounding how effective fiscal and monetary actions will be in healing the economy, there are several things working in our favor:

1. Stocks historically have performed quite well following a lackluster period of performance. Essentially, we have experienced two major bear markets since 2000.

2. Recent market strength does temper the amount of potential appreciation, but the valuations of stocks are attractive, especially in relation to the low level of interest rates. The spread between the earnings yield on stocks and the 10-year Treasury rate is very attractive in any historical context. The free cash flow yield of many companies exceeds 10% and implies attractive valuation, especially in the context of 10-year Treasury note yields, which currently are approximately 2.4%.

3. We believe that the high-quality, consistent-growth companies that we seek to purchase are especially attractive and could perform well even if the economy only experiences a modest recovery. Stringent expense management could also support rapid earnings growth if revenues begin to accelerate.

4. Many large-cap growth companies have strong balance sheets with record amounts of cash and strong capitalization. This should allow them to opportunistically invest in new products or businesses or make acquisitions because change creates dislocation.

5. Many of our holdings generate significant free cash flow. Shareholder-oriented management can use this cash to pay dividends, repurchase shares, or make value-added acquisitions. Several of our holdings have reduced shares outstanding by a meaningful amount over time.

We continue to strive to enhance returns in a difficult environment by investing in quality companies with durable, sustainable earnings and cash flow growth. We appreciate your continued confidence in this endeavor.

Respectfully submitted,

Larry J. Puglia
President and chairman of the Investment Advisory Committee

July 10, 2015

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF STOCK INVESTING

The fund’s share price can fall because of weakness in the stock markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. Growth stocks can be volatile because these companies usually invest a high portion of earnings in their businesses, and earnings disappointments often lead to sharply falling prices. The value approach carries the risk that a security’s intrinsic value may not be recognized for a long time or that the stock may actually be appropriately priced.

GLOSSARY

Dividend yield: The annual dividend of a stock divided by the stock’s price.

Free cash flow: The excess cash a company is generating from its operations that can be taken out of the business for the benefit of shareholders, such as dividends, share repurchases, investments, and acquisitions.

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Price/book ratio: A valuation measure that compares a stock’s market price with its book value, i.e., the company’s net worth divided by the number of outstanding shares.

Price/earnings (P/E) ratio: A valuation measure calculated by dividing the price of a stock by its current or projected earnings per share. This ratio gives investors an idea of how much they are paying for current or future earnings power.

Russell 1000 Growth Index: Market capitalization-weighted index of those firms in the Russell 1000 with higher price-to-book ratios and higher forecast growth values.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Note: Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 6/30/15
Amazon.com	5.1%
Google	4.5
McKesson	3.0
Priceline	2.9
Facebook	2.9
Danaher	2.8
Visa	2.7
Biogen	2.7
MasterCard	2.6
Allergan	2.5
Gilead Sciences	2.5
Alexion Pharmaceuticals	2.3
Apple	2.3
Celgene	2.1
Baidu	2.0
Valeant Pharmaceuticals International	1.9
Sherwin-Williams	1.8
Starbucks	1.7
American Tower	1.6
Netflix	1.6
Boeing	1.5
Salesforce.com	1.5
Thermo Fisher Scientific	1.3
Lowe's	1.3
Tencent Holdings	1.3
Total	58.4%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, and R Class shares are available to retirement plans serviced by intermediaries and charge a 0.50% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

Investor Class

	6 Months Ended 6/30/15	Year Ended 12/31/14	12/31/13	12/31/12	12/31/11	12/31/10
NET ASSET VALUE						
Beginning of period	$ 67.27	$ 64.60	$ 45.63	$ 38.65	$ 38.13	$ 32.77
Investment activities						
Net investment income (loss)[1]	0.01	(0.02)	0.02	0.14	0.05	0.03
Net realized and unrealized gain / loss	4.35	5.95	18.95	6.98	0.52	5.35
Total from investment activities	4.36	5.93	18.97	7.12	0.57	5.38
Distributions						
Net investment income	–	–[2]	–	(0.14)	(0.05)	(0.02)
Net realized gain	–	(3.26)	–	–	–	–
Total distributions	–	(3.26)	–	(0.14)	(0.05)	(0.02)
NET ASSET VALUE						
End of period	**$ 71.63**	**$ 67.27**	**$ 64.60**	**$ 45.63**	**$ 38.65**	**$ 38.13**

Ratios/Supplemental Data

Total return[3]	**6.48%**	**9.28%**	**41.57%**	**18.41%**	**1.50%**	**16.42%**
Ratio of total expenses to average net assets	0.70%[4]	0.72%	0.74%	0.76%	0.77%	0.77%
Ratio of net investment income (loss) to average net assets	0.03%[4]	(0.02)%	0.03%	0.32%	0.12%	0.08%
Portfolio turnover rate	17.7%	32.5%	35.0%	24.5%	44.2%	46.8%
Net assets, end of period (in millions)	$ 25,771	$ 23,276	$ 20,230	$ 13,692	$ 10,597	$ 10,970

(1) Per share amounts calculated using average shares outstanding method.

(2) Amounts round to less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Unaudited

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

Advisor Class

	6 Months Ended 6/30/15	Year Ended 12/31/14	12/31/13	12/31/12	12/31/11	10/31/10
NET ASSET VALUE						
Beginning of period	$ 66.75	$ 64.29	$ 45.53	$ 38.58	$ 38.10	$ 32.80
Investment activities						
Net investment income (loss)(1)	(0.09)	(0.19)	(0.12)	0.04	(0.04)	(0.05)
Net realized and unrealized gain / loss	4.32	5.91	18.88	6.95	0.52	5.35
Total from investment activities	4.23	5.72	18.76	6.99	0.48	5.30
Distributions						
Net investment income	–	–	–	(0.04)	–	–
Net realized gain	–	(3.26)	–	–	–	–
Total distributions	–	(3.26)	–	(0.04)	–	–
NET ASSET VALUE						
End of period	**$ 70.98**	**$ 66.75**	**$ 64.29**	**$ 45.53**	**$ 38.58**	**$ 38.10**

Ratios/Supplemental Data

Total return(2)	**6.34%**	**8.99%**	**41.20%**	**18.12%**	**1.26%**	**16.16%**
Ratio of total expenses to average net assets	0.99%(3)	0.98%	1.00%	1.01%	1.00%	0.99%
Ratio of net investment income (loss) to average net assets	(0.26)%(3)	(0.28)%	(0.22)%	0.09%	(0.09)%	(0.15)%
Portfolio turnover rate	17.7%	32.5%	35.0%	24.5%	44.2%	46.8%
Net assets, end of period (in millions)	$ 2,582	$ 2,657	$ 2,270	$ 1,416	$ 876	$ 782

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.

(3) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

R Class

	6 Months Ended 6/30/15	Year Ended 12/31/14	12/31/13	12/31/12	12/31/11	12/31/10
NET ASSET VALUE						
Beginning of period	$ 64.88	$ 62.74	$ 44.54	$ 37.80	$ 37.43	$ 32.30
Investment activities						
Net investment income (loss)(1)	(0.17)	(0.35)	(0.25)	(0.06)	(0.13)	(0.13)
Net realized and unrealized gain / loss	4.20	5.75	18.45	6.80	0.50	5.26
Total from investment activities	4.03	5.40	18.20	6.74	0.37	5.13
Distributions						
Net realized gain	–	(3.26)	–	–	–	–
NET ASSET VALUE						
End of period	**$ 68.91**	**$ 64.88**	**$ 62.74**	**$ 44.54**	**$ 37.80**	**$ 37.43**

Ratios/Supplemental Data

	6 Months Ended 6/30/15	Year Ended 12/31/14	12/31/13	12/31/12	12/31/11	12/31/10
Total return(2)	**6.21%**	**8.70%**	**40.86%**	**17.83%**	**0.99%**	**15.88%**
Ratio of total expenses to average net assets	1.24%(3)	1.25%	1.25%	1.27%	1.25%	1.25%
Ratio of net investment (loss) to average net assets	(0.51)%(3)	(0.55)%	(0.48)%	(0.14)%	(0.34)%	(0.40)%
Portfolio turnover rate	17.7%	32.5%	35.0%	24.5%	44.2%	46.8%
Net assets, end of period (in thousands)	$ 481,149	$ 438,675	$ 336,429	$ 250,234	$ 118,248	$ 101,945

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.

(3) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares	$ Value
COMMON STOCKS 99.9%		
CONSUMER DISCRETIONARY 23.5%		
Auto Components 0.2%		
Borg-Warner	319,100	18,138
Delphi Automotive	339,500	28,888
		47,026
Automobiles 0.6%		
Tesla Motors (1)	671,300	180,083
		180,083
Hotels, Restaurants & Leisure 3.9%		
Carnival	302,500	14,940
Chipotle Mexican Grill (1)	167,500	101,336
Hilton Worldwide Holdings (1)	6,650,106	183,210
Las Vegas Sands	524,400	27,568
Marriott, Class A	552,700	41,115
MGM Resorts International (1)	4,402,000	80,337
Norwegian Cruise Line Holdings (1)	2,034,300	114,002
Royal Caribbean Cruises	230,600	18,146
Starbucks	9,283,000	497,708
Starwood Hotels & Resorts Worldwide	62,200	5,044
Wynn Resorts	398,500	39,320
		1,122,726
Internet & Catalog Retail 10.4%		
Amazon.com (1)	3,375,800	1,465,401
Ctrip.com International, ADR (1)	635,200	46,128
Expedia	53,900	5,894
Netflix (1)	693,000	455,260
Priceline (1)	733,000	843,954
Vipshop Holdings, ADR (1)	7,644,418	170,088
		2,986,725

Leisure Products 0.0%		
Polaris Industries	24,141	3,575
		3,575
Media 1.0%		
Time Warner	417,400	36,485
Walt Disney	2,210,100	252,261
		288,746
Specialty Retail 6.0%		
AutoZone (1)	173,900	115,974
CarMax (1)	1,332,400	88,218
Home Depot	2,791,300	310,197
L Brands	1,240,300	106,331
Lowe's	5,751,500	385,178
O'Reilly Automotive (1)	1,513,200	341,953
Ross Stores	3,806,986	185,058
TSC	2,163,400	194,576
		1,727,485
Textiles, Apparel & Luxury Goods 1.4%		
Hanesbrands	6,392,000	212,981
Nike, Class B	1,542,900	166,664
PVH	305,200	35,159
V. F.	32,300	2,253
		417,057
Total Consumer Discretionary		6,773,423
CONSUMER STAPLES 2.7%		
Beverages 0.2%		
Constellation Brands, Class A	514,000	59,634
Monster Beverage (1)	101,600	13,617
		73,251

Food & Staples Retailing 2.1%		
Costco Wholesale	347,100	46,879
CVS Health	3,178,300	333,340
Walgreens Boots Alliance	2,543,826	214,801
		595,020
Food Products 0.0%		
Keurig Green Mountain	47,000	3,602
		3,602
Personal Products 0.4%		
Estee Lauder, Class A	1,431,700	124,071
		124,071
Total Consumer Staples		795,944
ENERGY 1.6%		
Oil, Gas & Consumable Fuels 1.6%		
Cimarex Energy	407,147	44,913
Concho Resources (1)	419,700	47,787
Continental Resources (1)	45,203	1,916
EQT	2,359,100	191,889
Pioneer Natural Resources	613,500	85,086
Range Resources	1,598,715	78,945
Total Energy		450,536
FINANCIALS 7.0%		
Banks 0.0%		
Citigroup	86,300	4,767
		4,767
Capital Markets 4.2%		
Ameriprise Financial	1,533,900	191,630
Bank of New York Mellon	544,800	22,866
Invesco	3,382,800	126,821

Morgan Stanley	9,594,100	372,155
Northern Trust	536,100	40,990
State Street	2,474,100	190,506
TD Ameritrade Holding	7,266,490	267,552
		1,212,520
Diversified Financial Services 0.7%		
Intercontinental Exchange	913,400	204,245
		204,245
Insurance 0.4%		
Aon	168,600	16,806
Marsh & McLennan	1,834,600	104,022
		120,828
Real Estate Investment Trusts 1.7%		
American Tower, REIT	5,048,900	471,012
		471,012
Total Financials		2,013,372
HEALTH CARE 26.6%		
Biotechnology 10.9%		
Alexion Pharmaceuticals (1)	3,709,700	670,602
Biogen (1)	1,892,600	764,497
Celgene (1)	5,112,600	591,707
Gilead Sciences	6,059,500	709,446
Regeneron Pharmaceuticals (1)	500,400	255,269
Vertex Pharmaceuticals (1)	1,146,300	141,545
		3,133,066
Health Care Equipment & Supplies 2.1%		
Becton, Dickinson & Company	1,377,100	195,066
Cooper Companies	71,900	12,796
Intuitive Surgical (1)	406,200	196,804
Medtronic	1,067,750	79,120

Stryker	1,126,400	107,650
		591,436
Health Care Providers & Services 6.4%		
Aetna	223,800	28,525
AmerisourceBergen	1,158,800	123,227
Anthem	1,338,800	219,751
Cardinal Health	2,153,300	180,123
Cigna	279,900	45,344
Humana	306,700	58,666
McKesson	3,834,700	862,079
UnitedHealth Group	2,688,100	327,948
		1,845,663
Life Sciences Tools & Services 1.3%		
Thermo Fisher Scientific	2,968,500	385,193
		385,193
Pharmaceuticals 5.9%		
AbbVie	218,600	14,688
Allergan (1)	2,373,134	720,151
Bristol-Myers Squibb	1,996,900	132,874
Eli Lilly	1,674,500	139,804
Perrigo	17,800	3,290
Shire, ADR	571,300	137,963
Valeant Pharmaceuticals International (1)	2,514,800	558,663
		1,707,433
Total Health Care		7,662,791
INDUSTRIALS & BUSINESS SERVICES 10.2%		
Aerospace & Defense 2.3%		
Boeing	3,145,800	436,385
Precision Castparts	847,400	169,370

Textron	1,589,500	70,940
		676,695
Air Freight & Logistics 0.8%		
FedEx	1,361,840	232,058
		232,058
Airlines 1.8%		
American Airlines	7,182,919	286,850
Delta Air Lines	39,900	1,639
United Continental (1)	4,591,900	243,417
		531,906
Commercial Services & Supplies 0.2%		
IHS (1)	484,500	62,321
		62,321
Industrial Conglomerates 3.6%		
3M	51,100	7,884
Danaher	9,373,500	802,278
Roper Industries	1,252,400	215,989
		1,026,151
Machinery 0.8%		
Flowserve	372,000	19,590
Ingersoll-Rand	449,500	30,305
Wabtec	1,951,200	183,881
		233,776
Professional Services 0.1%		
Verisk Analytics, Class A (1)	240,000	17,462
		17,462
Road & Rail 0.6%		
Canadian Pacific Railway	431,900	69,203
J.B. Hunt Transport Services	856,400	70,302
Kansas City Southern	20,400	1,861

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Operations

($000s)

		6 Months Ended 6/30/15
Investment Income (Loss)		
Dividend income		$ 102,556
Expenses		
Investment management		79,880
Shareholder servicing		
Investor Class	$ 14,932	
Advisor Class	2,161	
R Class	375	17,468
Rule 12b-1 fees		
Advisor Class	3,328	
R Class	1,173	4,501
Prospectus and shareholder reports		
Investor Class	431	
Advisor Class	45	
R Class	2	478
Custody and accounting		328
Registration		444
Legal and audit		28
Directors		64
Miscellaneous		90
Total expenses		103,281
Net investment loss		(725)
Realized and Unrealized Gain / Loss		
Net realized gain (loss)		
Securities		1,031,543
Foreign currency transactions		(137)
Net realized gain		1,031,406
Change in net unrealized gain / loss		
Securities		683,311
Other assets and liabilities denominated in foreign currencies		2
Change in net unrealized gain / loss		683,313
Net realized and unrealized gain / loss		1,714,719
INCREASE IN NET ASSETS FROM OPERATIONS		$ 1,713,994

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Changes in Net Assets

($000s)

	6 Months Ended 6/30/15	Year Ended 12/31/14
Increase (Decrease) in Net Assets		
Operations		
Net investment loss	$ (725)	$ (14,377)
Net realized gain	1,031,406	1,799,503
Change in net unrealized gain / loss	683,313	464,811
Increase in net assets from operations	1,713,994	2,249,937
Distributions to shareholders		
Net investment income		
Investor Class	–	(332)
Net realized gain		
Investor Class	–	(1,084,872)
Advisor Class	–	(123,399)
R Class	–	(21,019)
Decrease in net assets from distributions	–	(1,229,622)
Capital share transactions*		
Shares sold		
Investor Class	3,713,228	5,398,359
Advisor Class	446,105	1,101,525
R Class	69,801	184,092
Distributions reinvested		
Investor Class	–	1,014,275
Advisor Class	–	121,405
R Class	–	21,019
Shares redeemed		
Investor Class	(2,734,159)	(4,257,291)
Advisor Class	(691,990)	(951,834)
R Class	(54,574)	(116,664)
Increase in net assets from capital share transactions	748,411	2,514,886
Net Assets		
Increase during period	2,462,405	3,535,201
Beginning of period	26,371,759	22,836,558
End of period	**$ 28,834,164**	**$ 26,371,759**

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price Blue Chip Growth Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide long-term capital growth. Income is a secondary objective. The fund has three classes of shares: the Blue Chip Growth Fund original share class, referred to in this report as the Investor Class, offered since June 30, 1993; the Blue Chip Growth Fund–Advisor Class (Advisor Class), offered since March 31, 2000; and the Blue Chip Growth Fund–R Class (R Class), offered since September 30, 2002. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries, and R Class shares are available to retirement plans serviced by intermediaries. The Advisor Class and R Class each operate under separate Board-approved Rule 12b-1 plans, pursuant to which each class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including but not limited to ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Income distributions are declared and paid by each class annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class and R Class each pay distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% and 0.50%, respectively, of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $96,000 for the six months ended June 30, 2015.

In-Kind Redemptions In accordance with guidelines described in the fund’s prospectus, the fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the six months ended June 30, 2015, the fund realized $146,305,000 of net gain on $231,850,000 of in-kind redemptions.

New Accounting Guidance In June 2014, FASB issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Adoption will have no effect on the fund’s net assets or results of operations.

In May 2015, FASB issued ASU No. 2015-07, Fair Value Measurement (Topic 820), Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). The ASU removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient and amends certain disclosure requirements for such investments. The ASU is effective for interim and annual reporting periods beginning after December 15, 2015. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board; is chaired by the fund’s treasurer; and has representation from legal, portfolio management and trading, operations, and risk management.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded domestic equity securities generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained; and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on June 30, 2015:

There were no material transfers between Levels 1 and 2 during the six months ended June 30, 2015.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Securities Lending The fund may lend its securities to approved brokers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities, valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested by the lending agent(s) in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At June 30, 2015, there were no securities on loan.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $5,717,621,000 and $4,933,063,000, respectively, for the six months ended June 30, 2015.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

At June 30, 2015, the cost of investments for federal income tax purposes was $17,308,994,000. Net unrealized gain aggregated $11,550,280,000 at period-end, of which $11,742,787,000 related to appreciated investments and $192,507,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee and a group fee. The individual fund fee is equal 0.30% of the fund’s average daily net assets up to $15 billion and 0.255% of the fund’s average daily net assets in excess of $15 billion. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.275% for assets in excess of $400 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2015, the effective annual group fee rate was 0.29%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and R Class. For the six months ended June 30, 2015, expenses incurred pursuant to these service agreements were $72,000 for Price Associates; $2,194,000 for T. Rowe Price Services, Inc.; and $2,813,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the six months ended June 30, 2015, the fund was charged $575,000 for shareholder servicing costs related to the college savings plans, of which $429,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At June 30, 2015, approximately 3% of the outstanding shares of the Investor Class were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the six months ended June 30, 2015, the fund was allocated $322,000 of Spectrum Funds’ expenses, of which $214,000 related to services provided by Price. At period-end, the amount payable to Price pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At June 30, 2015, approximately 2% of the outstanding shares of the Investor Class were held by the Spectrum Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On March 13, 2015, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s three-month, one-year, and year-by-year returns, as well as the fund’s average annualized total returns over the 3-, 5-, and 10-year periods, and compared these returns with a wide variety of previously agreed-upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations. At the March 13, 2015, meeting, the Board approved an additional 0.005% breakpoint to the group fee schedule, effective May 1, 2015. With the new breakpoint, the group fee rate will decline to 0.270% when the combined average net assets of the applicable T. Rowe Price funds exceed $500 billion. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio (for the Fund’s Investor Class, Advisor Class, and R Class) in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was above the median for certain groups of comparable funds and at or below the median for other groups of comparable funds. The information also indicated that the total expense ratio (for the Investor Class) was at or below the median for comparable funds, the total expense ratio (for the Advisor Class) was below the median for comparable funds, and the total expense ratio (for the R Class) was above the median for comparable funds.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the mutual fund business is generally more complex from a business and compliance perspective than the institutional business and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Blue Chip Growth Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 17, 2015

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 17, 2015

	By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date August 17, 2015